UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
CURRENT REPORT
_____________________________
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2017
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Medtronic Public Limited Company
(Exact name of Registrant as Specified in its Charter)
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Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 On Hatch, Lower Hatch Street, Dublin 2, Ireland
(Address of principal executive offices)
+353 1 438-1700
(Registrant’s telephone number, including area code):
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan
As reported in Item 5.07 of this report, at the 2017 Annual General Meeting of Shareholders of Medtronic plc, a public limited company organized under the laws of Ireland (the “Company”), shareholders approved the amendment and restatement of the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan (the “Plan”) to increase the authorized number of ordinary shares under the Plan by fifty million (50,000,000).
Certain updates were made to the Plan to reflect changes in the law, accounting rules and current practices, including the following:

•	Adding EBITDA and operating cash flow to the definition of “Performance Goals”;

•	Clarifying that, with respect to all awards, dividends or other distributions or dividend equivalents may not be paid until an award is vested;

•	Providing that withholding obligations may be settled with shares up to the maximum statutory tax rate in the applicable jurisdiction;

•
Providing that, if shares are withheld at a rate that is higher than the minimum statutory tax rate, only the number of shares withheld at the minimum statutory tax rate will again become available for issuance under the Plan; and

•	Updating the Irish statutory references in the Plan to ensure consistency with the Irish Companies Act of 2014.

Unless otherwise determined by the Board of Directors, the Plan will be administered by the Compensation Committee (the “Committee”). The Committee, in its discretion, may grant options, share appreciation rights, restricted stock, restricted stock units, other share-based awards and performance awards under the Plan to selected directors, officers, employees and consultants of the Company and its subsidiaries, as designated by the Committee.

The Committee may determine that a performance-based award is intended to be exempt from the limits on deductibility under Section 162(m) of the Internal Revenue Code (the “Code”). In such cases, in order to meet the requirements for that exemption, the goals must be based on one or more of the following criteria set forth in the Plan: sales, net sales, revenue, revenue growth or product revenue growth, operating income (before or after taxes), earnings before interest, taxes, depreciation, and amortization, operating cash flow, return on invested capital, return on capital employed, pre- or after-tax income (before or after allocation or corporate overhead and bonus), net earnings, earnings per share, diluted earnings per share, consolidated earnings before or after taxes (including earnings before some or all of the following: interest, taxes, depreciation and amortization), net income, gross profit, gross margin, year-end cash, debt reductions, book value per share, return on equity, expense management, return on investment, improvements in capital structure, profitability of an identifiable business unit or product, maintenance or improvements of profit margins, stock price, market share, costs, cash flow, working capital, return on assets or net assets, asset turnover, inventory turnover, economic value added (economic profit) or equivalent metrics, comparison with various stock market indices, appreciation in and/or maintenance of share price, reductions in costs, regulatory achievements, implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting or maintaining personnel, and total shareholder return; each as measured with respect to the Company or one or more subsidiaries, divisions, business units, or business segments of the Company, either in absolute terms or relative to the performance of one or more other companies or an index covering multiple companies.

Subject to adjustment, no Plan participant may be granted (a) options and stock appreciation rights relating to more than 2,000,000 shares under the Plan during any fiscal year and (b) awards other than options or stock appreciation rights relating to more than 2,000,000 shares under the Plan during any fiscal year. In addition, the maximum dollar value that may be paid in any fiscal year to any participant in performance-based awards that are denominated in cash and that are intended to be exempt from the limits on deductibility under Section 162(m) of the Code will be $20,000,000 for the Company’s Chief Executive Officer and $10,000,000 for each other participant, including any amounts earned during such fiscal year and deferred.

The material terms of the Plan are described in additional detail in the Company's revised definitive proxy statement for the 2017 Annual General Meeting, which was filed with the Securities and Exchange Commission on October 11, 2017, which description is incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference and constitutes a part of this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 8, 2017, the Company held its 2017 Annual General Meeting of Shareholders in order to: (1) elect twelve directors, each to hold office until the 2018 Annual General Meeting of the Company and until his or her successor is elected; (2) ratify, in a non-binding vote, the re-appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2018 and authorize, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration; (3) approve, in a non-binding advisory vote, named executive officer compensation; and (4) approve the amendment and restatement of the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan.

At the close of business on October 10, 2017, the record date of the Annual General Meeting, 1,353,214,320 Company ordinary shares were outstanding and entitled to vote. The holders of a total of 1,166,669,952 ordinary shares were present at the Annual General Meeting, either in person or by proxy, which total was not less than a majority of the issued and outstanding ordinary shares entitled to vote and thus constituted a quorum.

The final voting results and the votes used to determine the results for each proposal are set forth below:

1.
The shareholders elected each of the twelve nominees to the Board of Directors, to hold office until the 2018 Annual General Meeting of the Company and until his or her successor is elected, as follows:

	For	For (Percent of Votes Cast)	Against	Against (Percent of Votes Cast)	Abstain	Broker Non-Vote
Richard H. Anderson	1,021,793,217	96.5429	36,589,755	3.4571	2,689,807	105,597,173
Craig Arnold	1,035,899,722	97.7074	24,306,096	2.2926	866,961	105,597,173
Scott C. Donnelly	1,037,152,753	97.8232	23,079,097	2.1768	840,929	105,597,173
Randall Hogan, III	1,043,349,429	98.4096	16,862,064	1.5904	861,286	105,597,173
Omar Ishrak	1,022,487,043	96.5518	36,516,353	3.4482	2,069,383	105,597,173
Shirley Ann Jackson, Ph.D.	1,036,573,607	97.7645	23,702,800	2.2355	796,372	105,597,173
Michael O. Leavitt	1,050,350,857	99.0640	9,924,179	0.9360	797,743	105,597,173
James T. Lenehan	1,054,892,327	99.4918	5,388,467	0.5082	791,985	105,597,173
Elizabeth Nabel, M.D.	1,055,311,908	99.5292	4,991,999	0.4708	768,872	105,597,173
Denise M. O’Leary	1,045,416,998	98.6006	14,836,932	1.3994	818,849	105,597,173
Kendall J. Powell	977,434,514	92.1888	82,817,956	7.8112	820,309	105,597,173
Robert C. Pozen	1,046,057,404	98.8201	12,489,358	1.1799	2,526,017	105,597,173

2.
The shareholders ratified, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2018 and authorized, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration.

	Votes	Percent of Votes Cast
For	1,144,267,987	98.2872
Against	19,940,528	1.7128
Abstain	2,461,437	N/A
Broker Non-Vote	N/A	N/A

3.	The shareholders approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers.

	Votes	Percent of Votes Cast
For	991,141,552	94.0442
Against	62,768,866	5.9558
Abstain	7,162,361	N/A
Broker Non-Vote	105,597,173	N/A

4.	The shareholders approved the amendment and restatement of the Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan.

	Votes	Percent of Votes Cast
For	999,504,176	94.6067
Against	56,979,448	5.3933
Abstain	4,589,155	N/A
Broker Non-Vote	105,597,173	N/A

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Bradley E. Lerman
Date: December 11, 2017		Bradley E. Lerman
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

10.1	Medtronic plc Amended and Restated 2013 Stock Award and Incentive Plan